SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 18, 2003

Date of Report

LENNAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11749 (Commission File Number)	95-4337490 (IRS Employer Identification Number)

700 Northwest 107th Avenue, Miami, Florida (Address of Principal Executive Offices)	33172 (Zip Code)

(305) 559-4000

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by Lennar Corporation on March 18, 2003

Item 9. Regulation FD Disclosure.

On March 18, 2003, Lennar Corporation issued a press release containing information about its results of operations for the first fiscal quarter, which ended on February 28, 2003. A copy of this press release is filed as an exhibit to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2003

By:	/s/ BRUCE GROSS
Bruce Gross Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by Lennar Corporation on March 18, 2003.